Exhibit 10.1

The signed order forms must be sent to the following email address: Hanpakot@apex-md.co.il then confirm receipt by calling the following number: 03-7778200

The name of the qualified investor:	Phone:
Contact:
Email:

Subject: Odysight.ai Inc (the “Company”) – Shares of Common Stock Order Form

1.	We hereby submit an irrevocable offer to purchase shares of common stock of the Company, par value US$0.001 per share (the “Shares”).

Our order is as follows:

Number of Shares	Per Share Price US$	Total Purchase Price in US$

2.	We acknowledge that the Company and/or its representatives may, at their sole discretion, notify us whether they accept our offer in whole or in part (the “Acceptance Notice”). The Company and/or its representatives are not obligated to accept our order, conduct a tender offer, tender offer-like, or other procedure for accepting orders, nor are they required to provide reasons if they choose not to accept our order. The Company and/or its representatives may also change the amount of securities we are obligated to purchase, provided that this amount does not exceed the maximum specified in this letter of commitment. In the event that we are given an Acceptance Notice, we undertake to pay the Company the full purchase price in respect of the Shares issued to us as stated in the Acceptance Notice and within the timeframe indicated therein.
3.	We hereby undertake to transfer to the Company the total purchase price for the Shares, in accordance with the Acceptance Notice, against the receipt of the Shares, in an off-exchange transaction without financial clearance, through the administrator of the Company’s shareholder registry in the U.S. – Securities Transfer Corporation.
4.	If we do not receive an Acceptance Notice detailing the amount of shares allocated as part of the private allocation within one business day from the date of this offer, we will contact you by phone to verify that our order has been received.
5.	In connection with our offer, we irrevocably undertake, declare, and confirm that the Shares are purchased for our own account and not for distribution or sale to others, nor on behalf of or for others. The Shares will be acquired for investment purposes for our own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and we have no present intention of selling, granting any participation in, or otherwise distributing the same. We do not presently have any contract, undertaking, agreement or arrangement to sell, transfer or grant participation rights to any person with respect to such Shares. If we represent an entity, we have not been formed for the specific purpose of acquiring the Shares.

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6.	We have had an opportunity to discuss the Company’s business, operations, properties, prospects, technology, plans, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management.
7.	We are aware that the Shares issued to us, insofar as they are issued, will be issued to us without any representation or indemnification by the Company, except for financial reports and / or periodic reports and / or immediate reports and any other reports which the Company has provided pursuant to the applicable U.S. securities law, free of any debt, attachment, lien and / or right of any other third party, right of first refusal, right to join or any other right in connection with the issuance of the Shares. We have no claim against the Company, its affiliates, directors, employees or advisors regarding the Company and / or its assets and / or its liabilities and / or in connection with the Shares, except in the event that it becomes clear that the information included in the reports as stated in this Section 6 includes misleading information, including material missing information, as defined under applicable law.
8.	We confirm that we invest in securities of companies in the development stage and acknowledge that we are able to fend for ourselves, can bear the economic risk of our investment, and have such knowledge and experience in financial or business matters that we are capable of evaluating and understanding the merits and risks of the investment in the Shares. We confirm that we are either (i) an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) a Non U.S. Person as defined under Regulation S promulgated under the Securities Act. To the extent that we are a non U.S. Person, we (x) are not acquiring the Shares for the account or benefit of any U.S. Person, (y) are not, at the time of execution of this order form, and will not be, at the time of the closing, in the United States and (z) are not a “distributor” (as defined in Regulation S promulgated under the Securities Act).
9.	If to a Non U.S. Person: we acknowledge that no offer of the Shares or will be made to a person in the United States by the undersigned, any affiliate of the undersigned, or any person acting on their behalf for a period of 180 days from the closing of the sale of the Shares. We acknowledge that neither the undersigned, any affiliate of the undersigned, nor any person acting on their behalf has pre-arranged or will pre-arrange such transaction or transactions with a buyer in the United States nor has or will have any knowledge of any such pre-arrangement, and in no other manner. We further acknowledge that no activity undertaken for the purpose of or that could reasonably be expected to have the effect of, conditioning the market in the United States for any of the Shares has been made or will be made by the undersigned, any affiliate or the undersigned, or any person acting on their behalf.
10.	If to an Israeli Person: we confirm that we are an Israeli investor who is one of the types of investors listed in the first supplement to the Securities Law 1968 (“Classified Investor” and “Securities Law”) for the purposes of Section 15A(b)(1) of the Securities Law. We hereby confirm that the terms related to this classifications are met, and we are aware of the meaning of this confirmation and classification as Classified Investor, and agree to this, and are also aware that the Company and its representatives rely on our said approval and consent.
11.	We understand that the Shares are being offered and sold to us in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and our compliance with, the representations, warranties, agreements, acknowledgments and understandings made by us herein in order to determine the availability of such exemptions and our eligibility to acquire the Shares.

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12.	We confirm and acknowledge that the Shares have not been and, except as provided in section 12 below, will not be registered under the Securities Act or any state securities laws and, therefore, cannot be resold unless they are registered under the Securities Act and applicable state securities laws or unless an exemption from such registration requirements is available. We are aware, except as set forth in Section 12 below, that the Company is under no obligation to effect any such registration or to file for or comply with any exemption from registration. The sale and issuance of Shares have not been registered under the Securities Act by reason of a specific exemption from registration which depends upon, among other things, the accuracy of our representations as expressed herein.
13.	We confirm that our Shares, and (if applicable) any securities issued in respect of or exchange for the foregoing may be notated with the following or a similar legend as well as other legends as may be required by applicable securities laws: “THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO TRANSFER OF SUCH SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.” This legend shall be removed if either (i) the resale of the Shares has been registered for resale under the Securities Act or (ii) the Shares held by us can be resold under Rule 144 promulgated under the Securities Act without volume and manner of sale limitations.
14.	We are aware and confirm that the Company’s shares of common stock are not currently listed for trading on NASDAQ but rather the Company is currently quoted on the OTCQB market. We have been informed by the Company that the Company will use reasonable efforts to list its shares of common stock for trading on the NASDAQ by December 31, 2024, in accordance with and subject to applicable U.S. securities laws. Following completion of such listing on NASDAQ, the Company will use reasonable efforts to remove the legend attached to the Shares pursuant to Rule 144 and subject to applicable law and underwriting requirements.
15.	We acknowledge and confirm that the information in respect of this issuance is “confidential information” with all that this entails, and as long as the Company has not released this information to the public, we are bound by all restrictions and obligations in connection with this confidential information.
16.	We confirm that we know that the Company is entitled to determine or change the scope of the issuance, and to postpone or cancel the issuance of the Shares, all at its sole discretion. The Acceptance Notice may be given to us by e-mail indicated above for this purpose. If the Company does not respond to our offer, we and/or anyone on our behalf will not have any claim against the Company and/or its representatives and/or related corporations and/or their directors and/or employees and/or advisors and/or anyone on their behalf. We confirm that if our order is approved by the Company, we may be required to sign an updated order form or share purchase agreements related to the private placement, and signing these documents is a condition for our participation in the private placement.
17.	We acknowledge that the Company and/or the managers of this private placement rely on the statements, representations, and commitments contained in this order form. Any misrepresentations and/or non-compliance with our obligations may cause serious damage to the Company and/or the managers of this private placement.

Date	Name of the Signatory	Signature

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Debit Account	Securities Transfer Account
Bank/ Stock Exchange Member	Bank/ Stock Exchange Member
Branch	Branch
Account Number	Account Number
Current Account	Current Account

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